UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 21, 2022

Steel Connect, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35319	04-2921333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Midway Ln Smyrna, Tennessee	37167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (914) 461-1276

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	STCN	Nasdaq Capital Market
Rights to Purchase Series D Junior Participating Preferred Stock	--	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported, on August 13, 2021, Steel Connect, Inc. (the “Company”), together with certain of its current and former directors of the board of directors of the Company, including Messrs. Warren Lichtenstein, Glen Kassan, Jack Howard, Jeffery Fenton and Jeffery Wald, and Steel Partners Holdings, L.P. and certain of its affiliates (“Steel Holdings” and, together with the individuals named above, “Defendants”) entered into a Memorandum of Understanding (“MOU”) in connection with settlement of the Reith v. Lichtenstein, et al., C.A. No. 2018-0277-MTZ (Del. Ch. 2018) class and derivative action. Pursuant to the MOU, the Defendants agreed to pay to the Company $2.75 million in cash, funded by directors and officers liability insurance, which payment was completed in April 2022 (with the Company’s insurer paying $1.65 million and the insurer of Steel Holdings, another party to the litigation, paying $1.1 million). Additionally, pursuant to the MOU, as well as separate letter agreements between the Company and such individuals, Messrs. Lichtenstein and Howard agreed to surrender to the Company an aggregate 3.2 million shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), and a third defendant agreed to surrender 100,000 shares of Common Stock, which are all part of the December 2017 awards in consideration for services to the Company.

The settlement payments are currently in an account jointly controlled by counsel for plaintiff and the Company, where the funds are to remain until final court approval of the settlement. The settlement also provides that the Company shall pay the legal fees and costs of plaintiff’s counsel that might be awarded by the Court, subject to a cap of $2.05 million. A hearing was held on August 12, 2022 on the motion to approve the settlement and the plaintiff’s application for an award of attorney fees. One stockholder of the Company objected to the settlement and award of attorneys’ fees. At the conclusion of the August 12 hearing, the Court took the matter under advisement. Thereafter, the Court conferred with the parties’ counsel on August 18, 2022, raised questions about various matters with respect to the proposed settlement and award of attorneys’ fees, and directed the parties to make supplemental submissions, which the plaintiff, the Defendants and the objector subsequently filed.

On September 21, 2022, the parties submitted an amendment to the stipulation and agreement of compromise, settlement and release (the “Amendment”). The Court is scheduled to consider the Amendment at a hearing on September 23, 2022. Pursuant to the Amendment:

●	The Defendants will pay the Company an additional $250,000, funded by directors’ and officers’ liability insurance.

●	If the previously announced proposed merger between the Company and Steel Partners Holdings, L.P. (the “Merger”) is approved and consummated, and the settlement is approved by the Court, the aggregate settlement payment of $3.0 million will be distributed to the Company’s stockholders (other than Steel Holdings and the other Defendants) after the settlement payment is reduced by the aggregate amount of fees and expenses awarded to the plaintiff’s counsel, the plaintiff and the objector or objector’s counsel, and by the costs and expenses incurred by the Company to make the distribution (which costs and expenses shall not exceed $125,000).

●	The distribution shall be made to each holder of eligible shares of Common Stock (as defined in the merger agreement governing the Merger), other than the Defendants; provided, however, that no distribution is required to be made to any holder whose proportionate share of the distribution would be less than $1.00.

●	The distribution will be made no later than the latest of (a) the date of payment of the cash consideration in the Merger, (b) five business days after the Court has rendered a final unappealable decision on all applications of an award of fees and expenses or (c) five business days after the settlement payment has been released from escrow to the Company.

●	Counsel for the plaintiff also agreed to reduce its request for attorneys’ fees to $1.4 million.

The stipulation of settlement and the Amendment are available on the Company’s website at https://ir.steelconnectinc.com/investor-information. Information on our website is not incorporated by reference in this Current Report on Form 8-K.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Steel Connect by Steel Partners. In connection with the proposed merger, Steel Connect will file with the SEC and furnish to Steel Connect’s stockholders a proxy statement and other relevant documents. This communication does not constitute a solicitation of any vote or approval. BEFORE MAKING ANY VOTING DECISION, STEEL CONNECT’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Investors will be able to obtain a free copy of the proxy statement and other relevant documents filed by Steel Connect with the SEC at the SEC’s website at www.sec.gov. In addition, investors may obtain a free copy of the proxy statement and other relevant documents from Steel Connect’s website at www.steelconnectinc.com or by directing a request to Steel Connect, Inc., Attn: Chief Financial Officer, 2000 Midway Lane, Smyrna, Tennessee 37167 or by calling (914) 461-1276.

Participants in the Solicitation

Steel Connect and its directors, executive officers and certain other members of management and employees of Steel Connect may be deemed to be “participants” in the solicitation of proxies from the stockholders of Steel Connect in connection with the proposed merger. Information regarding the interests of the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Steel Connect in connection with the proposed merger, which may be different than those of Steel Connect’s stockholders generally, are set forth in the proxy statement and the other relevant documents to be filed with the SEC. Stockholders can find information about Steel Connect and its directors and executive officers and their ownership of Steel Connect common stock in the proxy statement, and additional information about the ownership of Steel Connect common stock by Steel Connect’s directors and executive officers is included in their Forms 3, 4 and 5 filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2022

Steel Connect, Inc.

By:	/s/ Jason Wong
Name:	Jason Wong
Title:	Chief Financial Officer

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